Summary Prospectus Supplement	March 1, 2017

Putnam VT American Government Income Fund
Summary Prospectus dated April 30, 2016

The sub-section Portfolio manager in the section Your fund’s management is replaced in its entirety with the following:

Portfolio managers

Michael Salm, Co-Head of Fixed Income, portfolio manager of the fund since 2007

Jatin Misra, Portfolio Manager, portfolio manager of the fund since 2017

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